UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   FEBRUARY 1, 2006

CONSOLIDATED GRAPHICS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TEXAS	001-12631	76-0190827
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)

5858 WESTHEIMER, SUITE 200

HOUSTON, TEXAS 77057

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information in this Current Report is being furnished pursuant to Item 2.02 of Form 8-K and, according to general instruction B.2. thereunder, shall not be deemed “filed” with the Securities and Exchange Commission (the “SEC”) for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement filed by Consolidated Graphics, Inc. (the “Company”) under the Securities Act of 1933, as amended, and will not be so incorporated by reference into any future registration statement unless specifically identified as being incorporated by reference.

On February 1, 2006, the Company announced its fiscal 2006 third quarter results.  A copy of the press release is attached hereto as Exhibit 99.1.  The attached press release may contain forward-looking information.  Readers are cautioned that such information involves known and unknown risks, uncertainties and other factors that could cause actual results to materially differ from the results, performance or other expectations implied by these forward looking statements.

The Company will hold a conference call today at 10:00 a.m. Central Time/11:00 a.m. Eastern Time to discuss the Company’s financial results for the third quarter ended December 31, 2005.  A live webcast and subsequent archive of the conference call, as well as a copy of this Current Report and attached press release, can be accessed at www.cgx.com under the Investor Relations page.

During today’s conference call, management’s discussion of the Company’s financial results may include references to certain non-GAAP financial measures.  Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles, or GAAP. Pursuant to the rules adopted by the SEC relating to the use of such financial measures in filings with the SEC, other disclosures of financial information and press releases, the Company provides the following qualitative and quantitative reconciliations regarding the non-GAAP financial measures to which management may refer.  In addition, the sum of quarterly amounts in the accompanying tables may not equal full year amounts due to rounding differences.

The Company defines EBITDA as our net income (loss) plus the cumulative effect of accounting change net of tax, provision for income taxes, net interest expense, goodwill impairment charges and depreciation and amortization expense.  We define EBITDA margin as EBITDA divided by sales.  The Company uses EBITDA and EBITDA margin both as a liquidity and performance measure when evaluating its business and operations. We believe EBITDA and EBITDA margin may be useful to an investor in evaluating our liquidity and/or operating performance because:

•                  it is widely used by investors in our industry to measure a company’s operating performance without regard to items such as interest, depreciation and amortization expenses, which can vary substantially from company to company depending upon accounting policies and book value of assets, capital structure and the method by which assets were acquired;

•                  it helps investors more meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest charges from our outstanding debt) and asset base (primarily depreciation and amortization expense and goodwill impairment charges) from our operating results; and

•                  it helps investors to assess compliance with financial ratios and covenants included in our primary bank facility.

EBITDA should not be considered as an alternative to any measure of operating results as promulgated under GAAP (such as operating income, net income or cash flow from operating activities), nor should it be considered as an indicator of our overall financial performance or our ability to satisfy current or future obligations and fund or finance future business opportunities. EBITDA does not fully consider the impact of investing or financing transactions as it specifically excludes depreciation and interest expense, as well as amortization and impairment of intangible assets, including goodwill, which should also be considered in the overall evaluation of the Company’s results and liquidity.

	Fiscal				Fiscal 2005				Fiscal 2006				LTM
($MM)	2002	2003	2004	2005	Q1	Q2	Q3	Q4	Q1	Q2	Q3	YTD	12/31/2005

Sales	643.9	710.3	708.1	779.0	181.5	191.1	208.6	197.7	209.9	221.0	226.2	657.1	854.8

Net Income (loss)	16.7	(87.3)	19.9	32.7	6.8	7.6	9.7	8.5	8.7	9.3	9.9	28.0	36.4
Accounting change	—	74.3	—	—	—	—	—	—	—	—	—	—	0.0
Income taxes	11.1	4.3	12.8	19.0	4.3	4.7	5.4	4.8	5.3	5.7	6.0	16.9	21.8
Interest expense, net	15.2	10.2	7.2	5.1	1.4	1.4	1.1	1.2	1.4	1.4	1.4	4.2	5.4
Goodwill impairment	—	38.0	—	—	—	—	—	—	—	—	—	—	0.0
Depreciation and amortization	41.3	37.4	35.8	42.1	9.4	10.3	12.3	10.1	10.5	11.9	12.6	35.0	45.1
EBITDA	84.3	76.9	75.7	98.9	21.9	24.0	28.5	24.6	25.9	28.3	29.9	84.2	108.7
EBITDA Margin	13.1%	10.8%	10.7%	12.7%	12.1%	12.6%	13.7%	12.4%	12.3%	12.8%	13.2%	12.8%	12.7%

The Company defines Free Cash Flow as net cash provided by operating activities less capital expenditures for property and equipment, including capital expenditures which are directly financed and those accrued as a current liability, plus proceeds from asset dispositions.  The Company considers Free Cash Flow to be an important indicator of our operating flexibility and is a representative measure of our ability to satisfy current and future obligations and fund or finance future business opportunities and believes it may be similarly useful to investors.

	Fiscal				Fiscal 2005				Fiscal 2006				LTM
($MM)	2002	2003	2004	2005	Q1	Q2	Q3	Q4	Q1	Q2	Q3	YTD	12/31/2005

Net cash provided by operating activities	69.7	95.3	79.2	75.2	8.0	21.6	22.3	23.3	16.2	15.1	28.9	60.2	83.5
Capital expenditures*	22.1	21.2	19.8	28.8	6.1	5.0	9.3	8.4	3.9	9.1	4.2	17.3	25.6
Proceeds from asset dispositions	2.1	1.1	2.3	1.8	0.2	0.4	0.9	0.3	0.8	0.4	0.7	2.0	2.2
Free Cash Flow	49.7	75.2	61.7	48.2	2.1	17.0	13.9	15.2	13.1	6.4	25.4	44.9	60.1

* Capital expenditures for property, plant and equipment, including capital expenditures which are directly financed and those accrued as a current liability

The Company defines Adjusted Operating Margin as Adjusted Operating Income divided by Sales.  We define Adjusted Operating Income as Operating Income plus intangible asset amortization and impairment.  Adjusted Operating Income is an important performance measure used by the Company to analyze and compare post-acquisition financial trends and results of its various operations.  The Company believes this non-GAAP financial measure  may help investors better understand our operating results by removing the impact of intangible asset amortization/impairment from the portion of our asset base resulting solely from our acquisition transactions.

	Fiscal				Fiscal 2005				Fiscal 2006				LTM
($MM)	2002	2003	2004	2005	Q1	Q2	Q3	Q4	Q1	Q2	Q3	YTD	12/31/2005
Sales	643.9	710.3	708.1	779.0	181.5	191.1	208.6	197.7	209.9	221.0	226.2	657.1	854.8
Operating income	42.9	1.4	39.9	56.8	12.5	13.6	16.2	14.5	15.4	16.4	17.3	49.1	63.6
Goodwill impairment	—	38.0	—	—	—	—	—	—	—	—	—	—	0.0
Goodwill/other intangible asset amortization	5.4	—	—	—	—	—	—	—	0.2	0.3	0.3	0.8	0.8
Adjusted Operating Income	48.3	39.4	39.9	56.8	12.5	13.6	16.2	14.5	15.6	16.7	17.6	49.9	64.4
Adjusted Operating Margin	7.5%	5.6%	5.6%	7.3%	6.9%	7.1%	7.8%	7.4%	7.4%	7.6%	7.8%	7.6%	7.5%

ITEM — 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

The following exhibit is filed herewith:

99.1    Press release of the Company dated February 1, 2006, related to the announcement of the Company’s fiscal 2006 third quarter results.

SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934,
THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY
THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC.
(Registrant)

By:	/s/ G. Christopher Colville
G. Christopher Colville
Executive Vice President,
Chief Financial and Accounting Officer And Secretary

Date: February 1, 2006